SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 11, 2015

AMG FUNDS I

AMG GW&K CORE BOND FUND

(FORMERLY AMG MANAGERS TOTAL RETURN BOND FUND)

Dear Shareholder:

I am writing to you about an important proposal relating to AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund) (the “Fund”), a series of AMG Funds I (“AMG Funds I” or the “Trust”). This proxy statement asks you to consider and vote on a proposal to approve a new subadvisory agreement between AMG Funds LLC and Gannett Welsh & Kotler, LLC with respect to the Fund (the “Proposal”).

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for May 4, 2015 to vote on this matter. If you are a shareholder of record of the Fund as of the close of business on February 27, 2015, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the Proposal, as noted above. For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” the Proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on May 4, 2015.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on this important proposal. Please also read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor , toll-free at 1-877-732-3621.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund) (the “Fund”), a series of AMG Funds I (“AMG Funds I” or the “Trust”). The proposal is described below.

Q.	What is the proposal about?

A.	The proposal relates to a proposed new subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Gannett Welsh & Kotler, LLC (“GW&K”) with respect to the Fund. At an in-person meeting held on February 13, 2015, the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K as the subadvisor to the Fund on an interim basis to replace Pacific Investment Management Company LLC (“PIMCO”), with GW&K’s services beginning in late February. The appointment of GW&K was pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). At the in-person meeting held on February 13, 2015, the Board also approved the longer-term appointment of GW&K as the subadvisor to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and GW&K, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, the shareholders must approve the new subadvisory agreement before July 27, 2015 in order for GW&K to serve as subadvisor to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” the proposal.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on May 4, 2015 (the “Meeting”) at the offices of the Investment Manager, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at 2:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

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Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal. Please see the section of the proxy materials discussing the proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	What vote is required to approve the proposal?

A.	The proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call ASTOne Company, the Fund’s proxy solicitor (“D.F. King”), toll-free at 1-877-732-3621.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D.F. King, toll-free at 1-877-732-3621.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS I

AMG GW&K CORE BOND FUND

(FORMERLY AMG MANAGERS TOTAL RETURN BOND FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2015

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund) (the “Fund”), a series of AMG Funds I (“AMG Funds I” or the “Trust”), will be held at the offices of AMG Funds LLC (the “Investment Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on May 4, 2015 at 2:00 p.m. Eastern Time for the purposes listed below:

Proposal Summary

1.	Approval of a new subadvisory agreement between the Investment Manager and Gannett Welsh & Kotler, LLC with respect to the Fund.

2.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on February 27, 2015 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting. Please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor, toll-free at 1-877-732-3621 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MAY 4, 2015

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated October 31, 2014, including financial reports for the fiscal year ended October 31, 2014, and in the Fund’s semi-annual report, dated April 30, 2014. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling 1-800-835-3879, or on the Fund’s website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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AMG FUNDS I

AMG GW&K CORE BOND FUND

(FORMERLY AMG MANAGERS TOTAL RETURN BOND FUND)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2015

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Trust’s Board of Trustees (the “Board” or the “Trustees”) of AMG Funds I (“AMG Funds I” or the “Trust”) and its series, AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund) (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held at the offices of AMG Funds LLC (the “Investment Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on May 4, 2015 at 2:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	Approval of a new subadvisory agreement between the Investment Manager and Gannett Welsh & Kotler, LLC with respect to the Fund.

2.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about March 11, 2015.

Shareholders of record at the close of business on February 27, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

If you have any questions about the proposal or about voting, please call D.F. King & Co., Inc., an ASTOne Company, the Fund’s proxy solicitor, toll-free at 1-877-732-3621.

Introduction

The Trust is currently comprised of sixteen mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Investment Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager of the Fund and is responsible for the Fund’s overall administration and management. AMG Distributors, Inc., a wholly owned subsidiary of the Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

At an in-person meeting held on February 13, 2015, the Board approved the appointment of Gannett Welsh & Kotler, LLC (“GW&K”) as the subadvisor to the Fund on an interim basis to replace Pacific Investment Management Company LLC (“PIMCO”), with GW&K’s services beginning in late February (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between the Investment Manager and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after February 27, 2015 or the approval of a new subadvisory agreement with GW&K by the Board and Fund shareholders. At the in-person meeting held on February 13, 2015, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), also approved (i) the longer-term appointment of GW&K as the subadvisor to the Fund, (ii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement”) and (iii) the submission of the New Subadvisory Agreement to Fund shareholders for approval. The material differences between the Interim Subadvisory Agreement and the former subadvisory agreement between the Investment Manager and PIMCO (the “Former Subadvisory Agreement”) with respect to the Fund, as well as the differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement are described below.

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and GW&K (the “Proposal”), GW&K will continue to serve as Subadvisor to the Fund under the terms of the New Subadvisory Agreement.

In addition to the changes described above, at the Board meeting held on February 13, 2015, the Board also approved a proposal to change the Fund’s name from AMG Managers Total Return Bond Fund to AMG GW&K Core Bond Fund, which became effective as of the Implementation Date.

Also at the Board meeting held on February 13, 2015, the Board approved the filing of a registration statement with the Securities and Exchange Commission (the “SEC”) to establish a new share class structure for the Fund (the “Conversion”), which was filed with the SEC on February 19, 2015. Under the Conversion, it is expected that the Fund will, in May or June 2015 (the “Conversion Date”): (i) establish three new classes of shares called Investor Class, Service Class, and Institutional Class, and (ii) convert existing shareholders of the Fund to the Service Class, which will have a minimum initial investment amount of $100,000, or allow existing shareholders with accounts of a qualifying size to exchange into the Institutional Class, which will have a minimum initial investment amount of $1,000,000. The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Service Class and Institutional Class shares are expected to have lower annual operating expenses than the current shares of the Fund. In addition, there will be no change in the overall value of a shareholder’s shares resulting from the Conversion, as shareholders will receive Service or Institutional Class shares with the same net asset value as the shares currently held. You are not being asked to approve the Conversion. The Conversion is not subject to shareholder approval and is expected to occur even if the Proposal is not approved by shareholders.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. The holders of 10% of the aggregate number shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business. Abstentions and broker non-votes do not represent votes cast for the Proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on the Proposal. Because the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined below, is required to approve the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Whether or not a quorum is present at the Meeting, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of February 27, 2015 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the Proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Please see “Additional Information” below for more information regarding solicitation of proxies. If you plan to vote in person by attending the Meeting, please contact the Fund in writing at AMG Funds I, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by telephone at 1-800-835-3879 for directions.

Information About GW&K

The following is a description of GW&K, based solely on information provided to the Investment Manager by GW&K.

GW&K manages the Fund’s portfolio using its enhanced core bond strategy, which is a multi-sector approach that aims to take advantage of relative value opportunities. GW&K looks for opportunities to generate income and capital appreciation, while also limiting risk, in changing market environments. While under PIMCO’s management of the Fund’s portfolio, the Fund’s investment objective was “to maximize total return consistent with the preservation of capital,” under GW&K’s management, the Fund’s investment objective is “to generate income and capital appreciation while helping to manage risk.” GW&K’s investment approach emphasizes diversification and combines both macroeconomic analysis and comprehensive bottom-up credit research. Although GW&K applies top-down insights as part of its investment process, it generally seeks to keep duration (interest rate) and yield curve exposure similar to the benchmark. GW&K continuously employs risk control measures to monitor duration, credit and sector exposure. Similar to PIMCO’s management of the Fund’s portfolio, under GW&K’s management, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. In contrast to PIMCO’s management of the Fund’s portfolio, however, under GW&K’s management, as part of its principal investment strategy, the Fund will not invest in high yield securities (“junk bonds”), foreign securities, equity-related securities, or derivatives.

GW&K, located at 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2014, the firm had approximately $25.6 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2014, AMG had approximately $626 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

PROPOSAL: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K CORE BOND FUND

Board of Trustees Approvals

At an in-person meeting held on February 13, 2015, the Board approved the appointment of GW&K as the subadvisor to the Fund on an interim basis to replace PIMCO, with GW&K’s services beginning on the Implementation Date, and approved the Interim Subadvisory Agreement. As a consequence, on February 27, 2015, PIMCO ceased serving as subadvisor to the Fund, and on February 28, 2015, GW&K began serving as the subadvisor to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on February 13, 2015, the Board also approved the longer-term appointment of GW&K as the subadvisor to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadvisor derives an inappropriate advantage. The Board’s determination to approve the appointment of GW&K as subadvisor of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its on-going evaluation of Fund characteristics and exposures and subadvisor performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, and (iii) the Board’s knowledge of GW&K as subadvisor to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager’s belief that GW&K is a high quality investment advisor with a demonstrated ability to manage taxable fixed income portfolios and to manage the overall risk of the Fund’s portfolio and would be appropriately suited to manage assets for the Fund and that the proposed changes provide important benefits to Fund shareholders. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the hiring of GW&K and the adoption of the Interim Subadvisory Agreement, effective on the Implementation Date, for a term not to exceed 150 days after February 27, 2015 (as provided by Rule 15a-4), and, subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

The Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former

Subadvisory Agreement, with certain exceptions described below. Under the terms of the Former Subadvisory Agreement, dated January 15, 2005, as amended, PIMCO received, and under the Interim Subadvisory Agreement, GW&K will receive, a subadvisory fee at an annual rate of 0.25% of the average daily net assets in the Fund account. For the fiscal year ended October 31, 2014, the Investment Manager paid PIMCO $2,960,757 for subadvisory services provided to the Fund. Among the differences between the agreements is that the Interim Subadvisory Agreement adds provisions stating that if the Investment Manager voluntarily waives its fees with respect to the Fund, GW&K will waive a pro rata amount of fees (or such lesser amount as may be requested); if GW&K voluntarily waives its fees with respect to the Fund, the Investment Manager will waive an equal amount of fees (or such lesser amount as may be requested); and if the Investment Manager agrees to pay or reimburse Fund expenses, GW&K will pay or reimburse to the Investment Manager the entire amount of Fund expenses that have been paid or reimbursed by the Investment Manager (or such lesser amount as may be requested). In addition, the Interim Subadvisory Agreement also adds a provision stating that GW&K will be entitled to be compensated to the extent that the Trust pays the Investment Manager any amounts that have been previously waived by the Investment Manager for which GW&K has made payments to the Investment Manager. While the Former Subadvisory Agreement was silent with respect to indemnification, the Interim Subadvisory Agreement provides that the Investment Manager and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the Interim Subadvisory Agreement or Management Agreement, as applicable. The Former Subadvisory Agreement provided that the subadvisor was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Former Subadvisory Agreement, except, among other things, by reason of the subadvisor’s gross negligence in the performance of its duties, whereas the Interim Subadvisory Agreement provides that GW&K is not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Interim Subadvisory Agreement, except, among other things, by reason of GW&K’s negligence in the performance of its duties. The Former Subadvisory Agreement was governed by Connecticut law, whereas the Interim Subadvisory Agreement is governed by Massachusetts law. In addition, the Former Subadvisory Agreement included certain representations and warranties required by the Commodity Futures Trading Commission (the “CFTC”) because, under PIMCO’s management of the Fund’s portfolio, the Fund was a commodity pool under the Commodity Exchange Act (the “CEA”), and the Investment Manager was registered as a “commodity pool operator” under the CEA with respect to the Fund. The Interim Subadvisory Agreement does not contain such representations and warranties because, under GW&K’s management of the Fund’s portfolio, neither the

Investment Manager (with respect to the Fund) nor the Fund is subject to regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. Furthermore, the Interim Subadvisory Agreement provides that subadvisory fees due GW&K since the effective date of the Interim Subadvisory Agreement are to be held in an interest-bearing escrow account. If the New Subadvisory Agreement is subsequently approved by shareholders of the Fund, GW&K will continue as subadvisor to the Fund, and the escrowed funds, including interest, will be paid to GW&K. If the New Subadvisory Agreement is not approved, GW&K will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest or (b) the amount in the escrow account plus interest. Finally, in accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the New Subadvisory Agreement before July 27, 2015 in order for GW&K to serve as subadvisor to the Fund on an uninterrupted basis following that date.

Terms of the New Subadvisory Agreement

Services

Under the New Subadvisory Agreement, if the Proposal is approved by Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager’s officers and directors on reasonable notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote, provided that such voting authority is subject to periodic review by the Investment Manager and the Trustees and can be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Fund. As subadvisor to the Fund, GW&K will be required to provide periodic and special reports as the Board may reasonably request with respect to matters relating to the duties of the subadvisor under the New Subadvisory Agreement.

Compensation

In connection with the hiring of GW&K and the New Subadvisory Agreement, at the Board meeting held on February 13, 2015, the Board also approved proposals to (i) reduce the management fee for the Fund from the annual rate of 0.40% to 0.30% of the Fund’s average daily net assets, (ii) reduce the expense cap on the Fund pursuant to a new contractual expense limitation whereby the Investment Manager has agreed to limit the Fund’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) from the annual rate of 0.58% to 0.48% of the Fund’s average daily net assets, and (iii) authorize shares of the Fund (which will be reclassified and redesignated as Service Class shares as of the Conversion Date) to pay up to 0.10% in shareholder servicing fees (such proposals collectively referred to herein as the “New Fee Structure”). The New Fee Structure became effective as of February 28, 2015. As a result of the New Fee Structure, current Fund shareholders will bear lower overall Fund expenses than under the contractual arrangements that were in place prior to February 28, 2015.

Prior to February 28, 2015, under a fund management agreement between the Trust and the Investment Manager dated August 1, 2000, as amended, the Fund paid the Investment Manager a fee at the annual rate of 0.40% of the Fund’s average daily net assets, and for the fiscal year ended October 31, 2014, the Fund paid the Investment Manager $4,737,211 for advisory services provided to the Fund. Effective as of February 28, 2015, the Investment Manager has contractually agreed to reduce the management fee for the Fund from the annual rate of 0.40% to 0.30% of the Fund’s average daily net assets. The New Subadvisory Agreement provides that the Investment Manager will pay GW&K a fee at the annual rate of 0.25% of the Fund’s average daily net assets. The fees paid to GW&K under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee borne by Fund shareholders; rather, as discussed above, in connection with the hiring of GW&K and the approval of the New Subadvisory Agreement, the management fee borne by Fund shareholders is being reduced.

Comparison with terms of the Former Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, with certain exceptions described below. Among the differences between the agreements is that the New Subadvisory Agreement adds provisions stating that if the Investment Manager voluntarily waives its fees with respect to the Fund, GW&K will waive a pro rata amount of fees (or such lesser amount as may be requested); if GW&K voluntarily waives its fees with respect to the Fund, the Investment Manager will waive an equal amount of fees (or such lesser amount as may be requested); and if the Investment Manager agrees to pay or reimburse Fund expenses, GW&K will pay or reimburse to the Investment Manager the entire amount of Fund expenses that have been paid or reimbursed by the Investment Manager (or such lesser amount as may be requested). In addition, the New Subadvisory Agreement also adds a provision stating that GW&K will be entitled to be compensated to the extent that the Trust pays the Investment Manager any amounts that have been previously waived by the Investment Manager for which GW&K has made payments to the Investment Manager. While the Former Subadvisory Agreement was silent with respect to indemnification, the New Subadvisory Agreement provides that the Investment Manager and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement or Management Agreement, as applicable. The Former Subadvisory Agreement also provided that the subadvisor was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Former Subadvisory Agreement, except, among other things, by reason of the subadvisor’s gross negligence in the performance of its duties, whereas the New Subadvisory Agreement provides that GW&K is not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the New Subadvisory Agreement, except, among other things, by reason of GW&K’s negligence in the performance of its duties. The Former Subadvisory Agreement was governed by Connecticut law, whereas the New Subadvisory Agreement is governed by Massachusetts law. In addition, the Former Subadvisory Agreement included certain representations and warranties required by the CFTC because, under PIMCO’s management of the Fund’s portfolio, the Fund was a commodity pool under the CEA, and the Investment Manager was registered as a “commodity pool operator” under the CEA with respect to the Fund. The New Subadvisory Agreement does not contain such representations and warranties because, under GW&K’s management of the Fund’s portfolio, neither the Investment Manager (with respect to the Fund) nor the Fund is subject to regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at an in-person meeting held on June 19-20, 2014. The Former Subadvisory Agreement was last submitted to a vote of shareholders on January 11, 2005, for the purpose of organizing the Fund.

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since February 28, 2015 will continue to manage the Fund’s assets.

GW&K manages the Fund using its enhanced core bond strategy. Mary F. Kane, C.F.A. is the portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Kane is a partner and portfolio manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005 and has over 20 years of industry experience. Ms. Kane and a team of seven other investment professionals are dedicated to GW&K’s taxable bond strategies.

Board of Trustees Recommendation

At an in-person meeting held on February 13, 2015, the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between the Investment Manager and GW&K, the New Subadvisory Agreement between the Investment Manager and GW&K (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them, including performance information for the Fund and the Barclays Aggregate Index (the “Fund Benchmark”) and, with respect to GW&K, comparative performance information for the composite investment portfolio managed by GW&K in its core bond strategy (the “Core Bond Strategy”). In considering the Agreements, the Trustees also considered the information provided to them regarding the nature, extent and quality of services provided by GW&K to the four other funds that GW&K sub-

advises in the AMG Funds Family of Funds, which, as of February 13, 2015, consisted of 46 funds (the “AMG Funds Complex”), and to be provided by GW&K under the Agreements. The Board also considered that the Investment Manager contractually agreed to reduce its advisory fee and expense limitation for the Fund effective as of the date of the Interim Subadvisory Agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus to be filed with the Securities and Exchange Commission. The Trustees noted that a partner at GW&K with over 20 years of industry experience and a team of seven other investment professionals dedicated to GW&K’s taxable bond strategies are expected to manage the Fund’s portfolio. In addition, the Trustees observed that GW&K proposes to manage the Fund’s portfolio using its Core Bond Strategy, which is a multi-sector approach that aims to take advantage of relative value opportunities. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of February 5, 2015, GW&K managed approximately $3 billion in assets across their taxable fixed income business.

Performance. The Trustees considered information relating to the Fund’s and GW&K’s performance. Among other information relating to GW&K’s performance, the Trustees considered the performance of GW&K with respect to its Core Bond Strategy, noting that, for the one-year, three-year, five-year and ten-year periods ended December 31, 2014, the annualized gross performance of the Core Bond Strategy was above the performance of the Fund Benchmark and the annualized net performance of the Core Bond Strategy was below, above, above and above, respectively, the performance of the Fund Benchmark. The Trustees concluded that this performance record supported the approval of the Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, such anticipated profitability might be directly or indirectly shared by the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to PIMCO under the Former Subadvisory Agreement. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in their June 19-20, 2014 in-person meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadvisor to the Fund, which bears GW&K’s name. With respect to economies of scale, given that GW&K is being hired as a new subadvisor for this Fund, the Trustees did not consider potential economies of scale in the management of the Fund by GW&K to be a material factor in their deliberations at this time. In addition, with respect to fee comparisons, the Trustees noted that the fee rates to be charged by GW&K are the same as those charged by PIMCO under the Former Subadvisory Agreement with respect to the Fund. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on February 13, 2015, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

The Proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. If the vote required to approve the Proposal is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Voting Information

Proxy Solicitation

Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K.

D.F. King & Co., Inc., an ASTOne Company (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $250,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-877-732-3621. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call the Fund at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds I, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by telephone at 1-800-835-3879, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of the Fund’s outstanding securities, as of February 4, 2015, is set forth below.

AMG GW&K Core Bond Fund

The Trust did not know of any person or entity who, as of February 4, 2015, “controlled” (within the meaning of the 1940 Act) the Fund. A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of the Record Date, the total number of the Fund’s outstanding shares was 70,232,007.60.

As of February 4, 2015, the following persons or entities owned of record 5% or more of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage

AMG GW&K Core Bond Fund

National Financial Services, LLC For the Exclusive Benefit of our Customer Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard, Jersey City, New Jersey 07310-2010	15,444,149.86	21.69%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	10,451,664.51	14.68%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6,556,661.26	9.21%

Name and Address	Number of Shares	Percentage
BNY Mellon as Agent for BNY Mellon I S Trust Co. Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	6,229,034.02	8.75%

As of February 4, 2015, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the Fund’s outstanding shares.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

Information Regarding Similar Funds

The following table contains certain information about a fund for which GW&K provides investment advisory services that may have a similar investment objective and policies to the Fund.

Fund	Net Assets as of October 31, 2014	Sub-Advisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AMG GW&K Enhanced Core Bond Fund	$86,832,942	0.25%	Yes

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins
Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GANNETT WELSH & KOTLER, LLC WITH RESPECT TO AMG GW&K CORE BOND FUND

AGREEMENT made as of the [    ] day of [            ], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the “Adviser”) and GANNETT WELSH & KOTLER, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116 (the “Subadvisor”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadvisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG Funds I, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Core Bond Fund (the “Fund”); and

WHEREAS, pursuant to an Investment Management Agreement, dated as of July 31, 2003, as amended, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund and is permitted to subcontract for the performance of any of the services contemplated to be rendered by the Adviser to any series of the Trust.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISOR.

The Adviser hereby employs the Subadvisor to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadvisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	DUTIES OF ADVISER AND SUBADVISOR.

(i) Delivery of Documents. The Adviser has furnished the Subadvisor with true copies of each of the following:

(a) The Trust’s Master Trust Agreement, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadvisor and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 333-84639 and 811-09521) with respect to the Fund as filed with the Securities and Exchange Commission, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadvisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadvisor hereunder with respect to the Fund.

(ii) The Subadvisor, at its own expense (except as otherwise provided herein), shall furnish the following services to the Trust with respect to the Fund:

(a) Investment Program. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with Paragraph 2(ii)(b), the Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor will make its officers and employees available to meet with the Adviser’s officers and directors on reasonable notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadvisor is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”), and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadvisor gives any advice to its clients concerning the shares of a Fund, the Subadvisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadvisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadvisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadvisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities

Exchange Act of 1934) provided to the Subadvisor with respect to the Fund and/or other accounts over which the Subadvisor exercises investment discretion. The Subadvisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadvisor may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadvisor may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadvisor also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadvisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadvisor will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadvisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadvisor giving proper instructions to the custodian, the Subadvisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadvisor shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadvisor agrees that the Adviser shall have the right by written notice to identify specific issuers, brokers or dealers affiliated with the Adviser, or as otherwise required by applicable law with respect to a particular issuer, broker or dealer, in which or through which portfolio transactions on behalf of the Fund may not be engaged or effected. The Subadvisor shall refrain from engaging or effecting any such transactions on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadvisor shall not be liable to the Fund for so acting. In addition, the Subadvisor agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadvisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld, and in no event shall the Subadvisor direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadvisor with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c) Reports. The Subadvisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to the duties of the Subadvisor set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadvisor shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadvisor as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadvisor an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect. The Advisor will provide documentation to the Subadvisor to substantiate the average daily net assets of the Fund.

4.	EXPENSES.

During the term of this Agreement, the Subadvisor will bear all expenses of the Subadvisor that it incurs in the performance of its duties hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay all Fund expenses, including without limitation (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, (ii) interest on borrowed money, if any, and (iii) all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5.	[RESERVED.]

6.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadvisor:

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadvisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

7.	LIABILITY OF SUBADVISOR; INDEMNIFICATION.

Neither the Subadvisor nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadvisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadvisor’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadvisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadvisor or its Related Persons.

The Adviser shall indemnify the Subadvisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadvisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadvisor shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadvisor or any of its Related Persons.

8.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadvisor that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadvisor. The Subadvisor represents and warrants to the Adviser that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the Subadvisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadvisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadvisor and when executed and delivered by the Subadvisor will be the legal, valid and binding obligation of the Subadvisor, enforceable against the Subadvisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

9.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Effective Date; Term. This Agreement shall become effective on [            ] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner and to the extent required by the 1940 Act.

(c) Termination. This Agreement may be terminated by (i) the Adviser at any time without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Adviser and the Trust. Upon the effective date of termination of this

Agreement, the Subadvisor shall deliver all books and records of the Trust or the Fund held by it (A) to such entity as the Trust may designate as a successor, or (B) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

10.	SERVICES NOT EXCLUSIVE.

The services of the Subadvisor to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadvisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadvisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

11.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG Funds.” The name “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadvisor and the Trust acknowledge that the Trust shall cease using the name “AMG Funds” as a part of the Trust’s name and that the Subadvisor, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

12.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 Facsimile No.: 484-530-3823 Attention: Legal and Compliance Department

Subadvisor:	Gannett Welsh & Kotler, LLC 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116 Facsimile No.: Attention:

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadvisor have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:	Name: Keitha L. Kinne Title: Chief Operating Officer

GANNETT WELSH & KOTLER, LLC

By:	Name: Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS I

By:	Name: Donald S. Rumery Title: Treasurer, Chief Financial Officer and Principal Financial Officer

SCHEDULE A

AMG GW&K Core Bond Fund

The Adviser shall pay to the Subadvisor an annual gross investment Subadvisory fee equal to 0.25% per annum of the average daily net assets of the Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadvisor has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadvisor, the Adviser will waive an equal amount (or such lesser amount as the Subadvisor may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

The Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Subadvisor will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadvisor shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously waived by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount paid by the Adviser to the Subadviser shall bear the same ratio to the total amount of the fees paid by the Trust as the total amount previously waived by the Subadvisor bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadvisor agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Subadvisor shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously paid or reimbursed by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

AMG GW&K CORE BOND FUND

(FORMERLY AMG MANAGERS TOTAL RETURN BOND FUND)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. LIVE with a live operator when you call toll-free (877) 732-3621 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON May 4, 2015

The undersigned hereby appoints Donald S. Rumery and Keitha L. Kinne and each or either of them, as proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund) (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of AMG Funds LLC at 800 Connecticut Avenue, Norwalk, Connecticut 06854, on May 4, 2015 at 2:00 p.m., Eastern Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMG FUNDS I.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 4, 2015:

The Notice of Special Meeting and the Proxy Statement/Prospectus are available at www.proxyonline.com/docs/amgfunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K CORE BOND FUND (FORMERLY AMG MANAGERS TOTAL RETURN BOND FUND)	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

The Board of Trustees recommends a vote “FOR” the following:

	FOR	AGAINST	ABSTAIN
Proposal:

1. Approval of a new subadvisory agreement between the Investment Manager and Gannett Welsh & Kotler, LLC, with respect to the Fund.	O	O	O

2. Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]